MERRILL LYNCH
                                                                TECHNOLOGY
                                                                FUND, INC.

                                [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Quarterly Report
                                                                June 30, 1998

                       MERRILL LYNCH TECHNOLOGY FUND, INC.

Portfolio         Ten Largest Holdings                           Percent of
Information       Represented in the Portfolio                   Net Assets
As of 6/30/98
                  Creative Technology Ltd. ........................   13.9%
                  Micron Technology, Inc. .........................    6.8
                  BMC Software, Inc. ..............................    4.8
                  PMC-Sierra, Inc. ................................    4.6
                  Microsoft Corporation ...........................    4.3
                  Lucent Technologies Inc. ........................    4.3
                  Xilinx, Inc. ....................................    4.2
                  Gateway 2000, Inc. ..............................    4.1
                  Altera Corporation ..............................    4.1
                  Computer Associates International, Inc. .........    3.8
                  Microcomputer Peripherals .......................   14.8
                  Communications--Integrated Circuits .............   12.5
                  Semiconductors--Memory ..........................    9.5
                  Computer Software ...............................    9.1
                  Semiconductors--Logic ...........................    8.4
                  Communications Equipment ........................    6.5
                  Computer Hardware ...............................    4.1
                  Enterprise Software .............................    3.8
                  Internetworking .................................    3.8
                  Semiconductors--Analog ..........................    2.4

                              Merrill Lynch Technology Fund, Inc., June 30, 1998

DEAR SHAREHOLDER

Increasing volatility characterized the capital markets during the three-month period ended June 30, 1998. At times, US stock and bond prices reflected expectations that the slowdown in Asian economic growth would impact US exports and the US trade deficit and slow overall US business activity. The deterioration of economic conditions in Japan was of particular concern, and caused a sharp drop in the yen's value relative to the US dollar. During other periods, US investors appeared to expect that the positive trends of a moderately expanding economy, declining unemployment, enhanced productivity and corporate profits growth would continue, unimpeded by developments in Asia. To date, there have been only a few signs that Asia's troubles are influencing US economic activity--such as a surge in the accumulation of inventories--largely because domestic demand has remained strong. In Europe, the major event was the greater progress toward achieving European Monetary Union, although there were concerns that interest rates may have to be increased, especially in the United Kingdom, to curtail potential inflationary pressures.

Portfolio Matters

Merrill Lynch Technology Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of - 6.56%, - 6.90%, - 6.95% and - 6.82%, respectively, for the three months ended June 30, 1998. (Complete performance results can be found on pages 3 and 4 of this report to shareholders.)

Expectations concerning the duration and extent of the current economic slowdown in Asia deteriorated substantially during the June quarter. Technology-related companies with meaningful business interests in the region were especially vulnerable. Concerns about personal computer demand, disk drive inventories and excess semiconductor capacity and pricing intensified as the quarter progressed. During the quarter ended June 30, 1998, Internet-related securities were the best performing in the technology sector.

New Portfolio Manager Appointed

On August 4, 1998, Paul G. Meeks was appointed portfolio manager of the Fund. He is responsible for the day-to-day management of the Fund's investments.

Mr. Meeks has been associated with the Manager since May 1998 as Senior Vice President and Portfolio Manager of Merrill Lynch Global Technology Fund, Inc. Prior to joining the Manager, Mr. Meeks held various positions with Jurika & Voyles, L.P., including technology portfolio manager and analyst from 1994 to 1998, director of research from 1995 to 1998, principal from 1996 to 1998 and portfolio manager of the Jurika & Voyles Mini-Cap Fund from 1997 to 1998. From 1992 to 1994, Mr. Meeks held various positions with Strong/Corneliuson Capital Management, Inc., including equity analyst for technology companies.

Because of this change, we anticipate some differences in investment style. The Fund will place less reliance on market timing. It is anticipated that the Fund's investment strategy will involve a somewhat longer investment horizon, so that portfolio turnover of the Fund is expected to be lower than that which the Fund has experienced to date. It is also expected that the Fund will take positions in a larger number of issuers. In addition, it is anticipated that the Fund's portfolio will be more heavily invested in issuers that management believes are leaders in their fields, as measured by market share or superiority in technology, or companies that are likely to develop such leadership positions.

In addition, the Fund's Board of Directors has authorized an examination of the feasibility of a merger of the Fund with Merrill Lynch Global Technology Fund, Inc. Any such merger would require the approval of the Board of Directors and the stockholders of the Fund. We will keep you informed of any further developments in future communications to shareholders.

In Conclusion

We thank you for your continued investment in Merrill Lynch Technology Fund, Inc., and we look forward to reporting to you again in our next report to shareholders.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President

August 13, 1998

PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent
Performance
Results*

                                              12 Month        3 Month     Since Inception
                                            Total Return   Total Return    Total Return
=========================================================================================
ML Technology Fund, Inc. Class A Shares       -15.38%        -6.56%         +132.11%
-----------------------------------------------------------------------------------------
ML Technology Fund, Inc. Class B Shares       -16.19         -6.90          +117.71
-----------------------------------------------------------------------------------------
ML Technology Fund, Inc. Class C Shares       -16.31         -6.95          +  0.37
-----------------------------------------------------------------------------------------
ML Technology Fund, Inc. Class D Shares       -15.71         -6.82          +  3.44
=========================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception dates are: Class A and Class B Shares, 4/27/92; and Class C and Class D Shares, 10/21/94.


                                      2 & 3

                              Merrill Lynch Technology Fund, Inc., June 30, 1998

PERFORMANCE DATA (concluded)

Average Annual
Total Return

                                         % Return Without   % Return With
      Class A Shares*                      Sales Charge       Sales Charge**
      ==========================================================================
      Year Ended 6/30/98                     -15.38%            -19.82%
      --------------------------------------------------------------------------
      Five Years Ended 6/30/98               + 8.57             + 7.41
      --------------------------------------------------------------------------
      Inception (4/27/92) through 6/30/98    +14.61             +13.61
      --------------------------------------------------------------------------
      * Maximum sales charge is 5.25%.
      ** Assuming maximum sales charge.

                                            % Return           % Return
      Class B Shares*                     Without CDSC        With CDSC**
      ==========================================================================
      Year Ended 6/30/98                     -16.19%            -18.69%
      --------------------------------------------------------------------------
      Five Years Ended 6/30/98               + 7.46             + 7.46
      --------------------------------------------------------------------------
      Inception (4/27/92) through 6/30/98    +13.43             +13.43
      --------------------------------------------------------------------------
      * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
      ** Assuming payment of applicable contingent deferred sales charge.

      ==========================================================================
                                            % Return          % Return
      Class C Shares*                     Without CDSC       With CDSC**
      ==========================================================================
      Year Ended 6/30/98                     -16.31%            -16.93%
      --------------------------------------------------------------------------
      Inception (10/21/94) through 6/30/98   + 0.10             + 0.10
      --------------------------------------------------------------------------
      * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
      ** Assuming payment of applicable contingent deferred sales charge.

      ==========================================================================
                                         % Return Without   % Return With
      Class D Shares*                      Sales Charge       Sales Charge**
      ==========================================================================
      Year Ended 6/30/98                     -15.71%            -20.13%
      --------------------------------------------------------------------------
      Inception (10/21/94) through 6/30/98   + 0.92             - 0.54
      --------------------------------------------------------------------------
      * Maximum sales charge is 5.25%.
      ** Assuming maximum sales charge.

SCHEDULE OF INVESTMENTS

                                     Shares                                                                               Percent of
COUNTRY  Industries                   Held                   Stocks & Warrants                  Cost           Value      Net Assets
====================================================================================================================================
Singa-   Microcomputer Peripherals   4,966,950   Creative Technology Ltd.                   $ 66,564,329   $ 61,466,006        13.9%
apore    ---------------------------------------------------------------------------------------------------------------------------
                                                 Total Investments in Singapore               66,564,329     61,466,006        13.9
====================================================================================================================================
United   Communications                200,000   Ascend Communications, Inc.                   8,094,925      9,900,000         2.2
States   Equipment                     227,000   Lucent Technologies Inc.                     16,336,253     18,883,563         4.3
                                                                                            ------------   ------------       ------
                                                                                              24,431,178     28,783,563         6.5
         ---------------------------------------------------------------------------------------------------------------------------
         Communications--              331,700   Applied Micro Circuits Corporation            8,395,675      8,603,469         2.0
         Integrated Circuits            20,000   Broadcom Corporation (Class A)                  480,000      1,472,500         0.3
                                       410,000   Level One Communications, Inc.               11,446,570      9,635,000         2.2
                                       432,800   PMC-Sierra, Inc.                             15,271,648     20,233,400         4.6
                                       485,000   Vitesse Semiconductor Corporation            11,322,067     14,974,375         3.4
                                                                                            ------------   ------------       ------
                                                                                              46,915,960     54,918,744        12.5
         ---------------------------------------------------------------------------------------------------------------------------
         Computer Hardware             360,600   Gateway 2000, Inc.                           17,637,702     18,255,375         4.1
         ---------------------------------------------------------------------------------------------------------------------------
         Computer Software             410,700   BMC Software, Inc.                           18,881,590     21,330,731         4.8
                                       175,000   Microsoft Corporation                        15,057,035     18,965,625         4.3
                                                                                            ------------   ------------       ------
                                                                                              33,938,625     40,296,356         9.1
         ---------------------------------------------------------------------------------------------------------------------------
         Computers--Storage            400,000   Seagate Technology, Inc.                     10,568,790      9,525,000         2.2
         ---------------------------------------------------------------------------------------------------------------------------
         Enterprise Software           300,000   Computer Associates International, Inc.      16,276,330     16,668,750         3.8
         ---------------------------------------------------------------------------------------------------------------------------
         High Technology                 2,173   Iwerks Entertainment, Inc.                        5,976          3,531         0.0
                                         4,345   Iwerks Entertainment, Inc. (Warrants)(a)              0              0         0.0
                                                                                            ------------   ------------       ------
                                                                                                   5,976          3,531         0.0
         ---------------------------------------------------------------------------------------------------------------------------
         Internet Services              30,000   America Online, Inc.                          2,444,682      3,180,000         0.7
         ---------------------------------------------------------------------------------------------------------------------------
         Internetworking               180,000   Cisco Systems, Inc.                          13,972,500     16,571,250         3.8
         ---------------------------------------------------------------------------------------------------------------------------
         Microcomputer Peripherals     200,000   Quantum Corporation                           4,717,500      4,137,500         0.9
         ---------------------------------------------------------------------------------------------------------------------------
         Semiconductor Capital         150,000   Ade Corporation                               4,633,000      2,193,750         0.5
         Equipment
         ---------------------------------------------------------------------------------------------------------------------------
         Semiconductors--Analog        340,200   Maxim Integrated Products, Inc.              12,859,950     10,758,825         2.4
         ---------------------------------------------------------------------------------------------------------------------------
         Semiconductors--Logic         610,000   Altera Corporation                           25,315,003     17,995,000         4.1
                                        80,000   Aspec Technology Inc.                         1,049,529        520,000         0.1
                                       550,000   Xilinx, Inc.                                 23,272,620     18,700,000         4.2
                                                                                            ------------   ------------       ------
                                                                                              49,637,152     37,215,000         8.4
         ---------------------------------------------------------------------------------------------------------------------------
         Semiconductors--Memory      1,214,500   Micron Technology, Inc.                      40,085,759     30,134,781         6.8
                                       205,000   Texas Instruments, Inc.                       9,518,057     11,954,063         2.7
                                                                                            ------------   ------------       ------
                                                                                              49,603,816     42,088,844         9.5
         ---------------------------------------------------------------------------------------------------------------------------
                                                 Total Investments in the United States      287,643,161    284,596,488        64.4
         ---------------------------------------------------------------------------------------------------------------------------
                                                 Total Investments in Stocks & Warrants      354,207,490    346,062,494        78.3
====================================================================================================================================
SHORT-TERM                            Face
SECURITIES                           Amount                     Issue
====================================================================================================================================
         Commercial Paper*         $21,750,000   CIT Group Holdings, Inc., 6.50%
                                                  due 7/01/1998                               21,750,000     21,750,000         4.9
                                    21,437,000   General Motors Acceptance Corp.,
                                                   6.50% due 7/01/1998                        21,437,000     21,437,000         4.9
         ---------------------------------------------------------------------------------------------------------------------------
                                                 Total Investments in Short-Term Securities   43,187,000     43,187,000         9.8
====================================================================================================================================
         Total Investments                                                                  $397,394,490    389,249,494        88.1
                                                                                            ============
         Other Assets Less Liabilities                                                                       52,524,996        11.9
                                                                                                           ------------       ------
         Net Assets                                                                                        $441,774,490       100.0%
                                                                                                           ============       ======
====================================================================================================================================
         Net Asset Value: Class A--Based on net assets of $182,612,479 and 45,807,415 shares outstanding   $       3.99
                                                                                                           ============
                          Class B--Based on net assets of $219,918,176 and 58,211,188 shares outstanding   $       3.78
                                                                                                           ============
                          Class C--Based on net assets of $11,536,471 and 3,074,973 shares outstanding     $       3.75
                                                                                                           ============
                          Class D--Based on net assets of $27,707,364 and 6,992,170 shares outstanding     $       3.96
                                                                                                           ============
====================================================================================================================================

       * Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
     (a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.


                                     4 & 5

                              Merrill Lynch Technology Fund, Inc., June 30, 1998

STOCK PORTFOLIO CHANGES

For the Quarter Ended June 30, 1998
================================================================================
Additions

*ARM Holdings PLC
*AT&T Corp.
 America Online, Inc.
 Aspec Technology Inc.
 BMC Software, Inc.
*Bay Networks, Inc.
 Broadcom Corporation (Class A)
*CIENA Corporation
*Dell Computer Corporation
*EMC Corporation
 Gateway 2000, Inc.
*International Business Machines Corp.
 Iwerks Entertainment, Inc.
*Manhattan Associates, Inc.
 Microsoft Corporation
*Mobius Management Systems, Inc.
 Quantum Corporation
 Seagate Technology, Inc.
*WorldCom Inc.

================================================================================
Deletions

 3Dfx Interactive, Inc.
*ARM Holdings PLC
*AT&T Corp.
 At Home Corporation (Series A)
*Bay Networks, Inc.
 C-Cube Microsystems, Inc.
*CIENA Corporation
*Dell Computer Corporation
*EMC Corporation
 Integrated Device Technology, Inc.
 Intel Corporation
*International Business Machines Corp.
 Linear Technology Corporation
*Manhattan Associates, Inc.
*Mobius Management Systems, Inc.
*WorldCom Inc.

================================================================================
*Added and deleted in the same quarter.

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian

The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


                                     6 & 7

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Technology Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16091--6/98

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